UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 19, 2018

Esquire Financial Holdings, Inc.
(Exact name of the registrant as specified in its charter)

Maryland	001-38131	27-5107901
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Jericho Quadrangle, Suite 100
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516) 535-2002
(Registrant's telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01     Other Events.
On June 19, 2018, Esquire Financial Holdings, Inc. ("Esquire") announced it is set to join the broad-market Russell 3000® Index at the conclusion of the Russell US Indexes annual reconstitution, effective after the US markets open on June 25, 2018, according to a preliminary list of additions posted June 8, 2018.
On June 19, 2018, Esquire issued a press release announcing its addition to the broad-market Russell 3000® Index as described above. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K
Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESQUIRE FINANCIAL HOLDINGS, INC.

Dated: June 19, 2018	By: /s/ Andrew C. Sagliocca
Andrew C. Sagliocca
President and Chief Executive Officer